Acquisitions, Divestitures and Exchanges	12 Months Ended
Dec. 31, 2014
Disclosure Text Block
Acquisitions, Divestitures and Exchanges

NOTE 6 ACQUISITIONS, DIVESTITURES AND EXCHANGES

Divestiture Transaction

On November 6, 2012, U.S. Cellular entered into a Purchase and Sale Agreement with subsidiaries of Sprint Corp., fka Sprint Nextel Corporation (“Sprint”). Pursuant to the Purchase and Sale Agreement, on May 16, 2013, U.S. Cellular transferred customers and certain PCS license spectrum to Sprint in U.S. Cellular's Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash. The Purchase and Sale Agreement also contemplated certain other agreements, together with the Purchase and Sale Agreement collectively referred to as the “Divestiture Transaction.”

These other agreements included customer and network transition services agreements, which required U.S. Cellular to provide customer, billing and network services to Sprint for a period of up to 24 months after the May 16, 2013 closing date. Sprint reimbursed U.S. Cellular for providing such services at an amount equal to U.S. Cellular's estimated costs, including applicable overhead allocations. These services were substantially complete as of March 31, 2014. In addition, these agreements require Sprint to reimburse U.S. Cellular up to $200 million (the “Sprint Cost Reimbursement”) for certain network decommissioning costs, network site lease rent and termination costs, network access termination costs, and employee termination benefits for specified engineering employees. It is estimated that up to $175 million of the Sprint Cost Reimbursement will be recorded in (Gain) loss on sale of business and other exit costs, net and up to $25 million of the Sprint Cost Reimbursement will be recorded in System operations in the Consolidated Statement of Operations. In 2014 and 2013, $71.1 million and $10.6 million, respectively, of the Sprint Cost Reimbursement had been received and recorded in Cash received from divestitures in the Consolidated Statement of Cash Flows.

Financial impacts of the Divestiture Transaction are classified in the Consolidated Statement of Operations within Operating income. The table below describes the amounts U.S. Cellular has recognized and expects to recognize in the Consolidated Statement of Operations between the date the Purchase and Sale Agreement was signed and the end of the transition services period.

(Dollars in thousands)	Expected Period of Recognition	Projected Range		Cumulative Amount Recognized as of December 31, 2014	Actual Amount Recognized Year Ended December 31, 2014	Actual Amount Recognized Year Ended December 31, 2013	Actual Amount Recognized Year Ended December 31, 2012
(Gain) loss on sale of business and other exit costs, net
Proceeds from Sprint
Purchase price	2013	$(480,000)	$(480,000)	$(480,000)	$-	$(480,000)	$-
Sprint Cost Reimbursement	2013-2015	(120,000)	(175,000)	(111,970)	(64,329)	(47,641)	-
Net assets transferred	2013	213,593	213,593	213,593	-	213,593	-
Non-cash charges for the write-off and write-down of property under construction and related assets	2012-2015	20,000	22,000	20,410	9,735	3	10,672
Employee related costs including severance, retention and outplacement	2012-2015	13,000	16,000	14,147	(115)	1,653	12,609
Contract termination costs	2012-2015	70,000	100,000	84,320	24,736	59,525	59
Transaction costs	2012-2015	5,000	7,000	6,284	719	4,428	1,137
Total (Gain) loss on sale of business and other exit costs, net		$(278,407)	$(296,407)	$(253,216)	$(29,254)	$(248,439)	$24,477

Depreciation, amortization and accretion expense
Incremental depreciation, amortization and accretion, net of salvage values	2012-2014	215,049	215,049	215,049	16,478	178,513	20,058
(Increase) decrease in Operating income		$(63,358)	$(81,358)	$(38,167)	$(12,776)	$(69,926)	$44,535

Incremental depreciation, amortization and accretion, net of salvage values represents amounts recorded in the specified time periods as a result of a change in estimate for the remaining useful life and salvage value of certain assets and a change in estimate which accelerated the settlement dates of certain asset retirement obligations in conjunction with the Divestiture Transaction. Specifically, for the periods indicated, this is estimated depreciation, amortization and accretion recorded on assets and liabilities of the Divestiture Markets after the execution of the Purchase and Sale Agreement on November 6, 2012 less depreciation, amortization and accretion that would have been recorded on such assets and liabilities in the normal course, absent the Divestiture Transaction.

In 2014, U.S. Cellular recorded $3.4 million of additional Depreciation, amortization and accretion expense for the Divestiture Markets due to higher asset retirement obligation remediation estimates.

As a result of the transaction, U.S. Cellular recognized the following amounts in the Consolidated Balance Sheet:

		Year Ended December 31, 2014
(Dollars in thousands)	Balance December 31, 2013	Costs Incurred	Cash Settlements (1)	Adjustments (2)	Balance December 31, 2014
Accrued compensation
Employee related costs including severance, retention, outplacement	$2,053	$127	$(1,223)	$(242)	$715
Accounts payable - trade
Contract termination costs	$-	$4,018	$-	$(1,190)	$2,828
Other current liabilities
Contract termination costs	$13,992	$12,703	$(22,210)	$3,747	$8,232
Other deferred liabilities and credits
Contract termination costs	$30,849	$24,171	$(3,569)	$(30,411)	$21,040

		Year Ended December 31, 2013
(Dollars in thousands)	Balance December 31, 2012	Costs Incurred	Cash Settlements (1)	Adjustments (2)	Balance December 31, 2013
Accrued compensation
Employee related costs including severance, retention, outplacement	$12,305	$6,853	$(11,905)	$(5,200)	$2,053
Other current liabilities
Contract termination costs	$30	$22,675	$(8,713)	$-	$13,992
Other deferred liabilities and credits
Contract termination costs	$-	$34,283	$(3,434)	$-	$30,849

(1)	Cash settlement amounts are included in either the Net income or changes in Other assets and liabilities line items as part of Cash flows from operating activities in the Consolidated Statement of Cash Flows.

(2)	Adjustment to liability represents changes to previously accrued amounts.

Other Acquisitions, Divestitures and Exchanges

  In December 2014, U.S. Cellular entered into an agreement with a third party to sell 595 towers and certain related contracts, assets, and liabilities for approximately $159 million. This transaction was accomplished in two closings. The first closing occurred in December 2014 and included the sale of 236 towers, without tenants, for $10.0 million. On this same date, U.S. Cellular received $7.5 million in earnest money. At the time of the first closing, a $3.8 million gain was recorded in (Gain) loss on sale of business and other exit costs, net. The second closing for the remaining 359 towers, primarily with tenants, took place in January 2015, at which time U.S. Cellular received $141.5 million in additional cash proceeds and recorded a gain of approximately $107 million. The assets and liabilities subject to the second closing have been classified as “held for sale” in the Consolidated Balance Sheet as of December 31, 2014.

  In September 2014, U.S. Cellular entered into an agreement with a third party to exchange certain PCS and AWS licenses for certain other PCS and AWS licenses and $28.0 million of cash. This license exchange will be accomplished in two closing transactions. The first closing occurred in December 2014 at which time U.S. Cellular received licenses with an estimated fair value, per a market approach, of $51.5 million, recorded a $21.7 million gain in (Gain) loss on license sales and exchanges in the Consolidated Statement of Operations and recorded an $18.3 million deferred credit in Other current liabilities. The second closing is expected to occur in 2015. The license that will be transferred has been classified as “Assets held for sale” in the Consolidated Balance Sheet as of December 31, 2014. At the time of the second closing, U.S. Cellular will recognize the deferred credit from the first closing and expects to record a gain on the license exchange.

  In September 2014, U.S. Cellular entered into an agreement with a third party to exchange certain of its PCS unbuilt licenses for PCS licenses located in U.S. Cellular's operating markets plus $117.0 million of cash. This transaction is subject to regulatory approvals and is expected to close in 2015. The book value of the licenses to be exchanged have been classified as “Assets held for sale” in the Consolidated Balance Sheet at December 31, 2014. U.S. Cellular expects to record a gain when this transaction closes.

  In May 2014, U.S. Cellular entered into a License Purchase and Customer Recommendation Agreement with Airadigm Communications, Inc. (“Airadigm”). TDS owns 100% of the common stock of Airadigm. Pursuant to the License Purchase and Customer Recommendation Agreement, on September 10, 2014, Airadigm transferred to U.S. Cellular Federal Communications Commission (“FCC”) spectrum licenses and certain tower assets in certain markets in Wisconsin, Iowa, Minnesota and Michigan, in consideration for $91.5 million in cash. Since both parties to this transaction are controlled by TDS, upon closing, U.S. Cellular recorded the transferred assets at Airadigm's net book value of $15.2 million. The difference between the consideration paid and the net book value of the transferred assets was recorded as a reduction of U.S. Cellular's Retained earnings. In addition, a deferred tax asset was recorded for the difference between the consideration paid and the net book value of the transferred assets, which increased U.S. Cellular's Additional paid-in capital.

  In March 2014, U.S. Cellular sold the majority of its St. Louis area non-operating market spectrum license for $92.3 million. A gain of $75.8 million was recorded in (Gain) loss on license sales and exchanges in the Consolidated Statement of Operations in the first quarter of 2014.

  In February 2014, U.S. Cellular completed an exchange whereby U.S. Cellular received one E block PCS spectrum license covering Milwaukee, WI in exchange for one D block PCS spectrum license covering Milwaukee, WI. The exchange of licenses provided U.S. Cellular with spectrum to meet anticipated future capacity and coverage requirements. No cash, customers, network assets, other assets or liabilities were included in the exchange. As a result of this transaction, U.S. Cellular recognized a gain of $15.7 million, representing the difference between the $15.9 million fair value of the license surrendered, calculated using a market approach valuation method, and the $0.2 million carrying value of the license surrendered. This gain was recorded in (Gain) loss on license sales and exchanges in the Consolidated Statement of Operations in the first quarter of 2014.

  In October 2013, U.S. Cellular sold the majority of its Mississippi Valley non-operating market license (“unbuilt license”) for $308.0 million. At the time of the sale, a $250.6 million gain was recorded in (Gain) loss on license sales and exchanges in the Consolidated Statement of Operations.

  In November 2012, U.S. Cellular acquired seven 700 MHz licenses covering portions of Illinois, Michigan, Minnesota, Missouri, Nebraska, Oregon, Washington and Wisconsin for $57.7 million.

  In August 2012, U.S. Cellular acquired four 700 MHz licenses covering portions of Iowa, Kansas, Missouri, Nebraska and Oklahoma for $34.0 million.

  In March 2012, U.S. Cellular sold the majority of the assets and liabilities of a wireless market for $49.8 million in cash. At the time of the sale, a $4.2 million gain was recorded in (Gain) loss on sale of business and other exit costs, net in the Consolidated Statement of Operations.

At December 31, 2014 and 2013, the following assets were classified in the Consolidated Balance Sheet as "Assets held for sale" and "Liabilities held for sale":

	Current Assets	Other Assets and Deferred Charges	Licenses	Goodwill	Property, Plant and Equipment	Total Assets Held for Sale
(Dollars in thousands)
2014
Divestiture of Spectrum Licenses	$-	$-	$56,809	$-	$-	$56,809
Sale of Business - Towers	1,466	773	-	16,281	31,726	50,246
Total	$1,466	$773	$56,809	$16,281	$31,726	$107,055

2013
Divestiture of Spectrum Licenses	$-	$-	$16,027	$-	$-	$16,027

	Customer Deposits and Deferred Revenues	Other Current Liabilities	Other Deferred Liabilities and Credits	Total Liabilities Held for Sale
(Dollars in thousands)
2014
Sale of Business - Towers	$2,704	$896	$17,334	$20,934